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                                                                    EXHIBIT 99.1


      AMENDMENT TO AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT


        This AMENDMENT, dated as of October 18, 2000 (this "AMENDMENT"), amends the Amended and Restated Common Stock and Warrant Agreement made and entered into as of March 30, 2000, and amended and restated as of May 24, 2000 (the "AGREEMENT"), by and between Neoforma.com, Inc., a Delaware corporation ("PARENT"), and VHA Inc., a Delaware corporation ("VHA").

                                    RECITALS

        WHEREAS, Parent, Novation, LLC, a Delaware limited liability company ("NOVATION"), VHA, University HealthSystem Consortium, an Illinois corporation ("UHC"), and Healthcare Purchasing Partners International, LLC, a Delaware limited liability company ("HPPI") have entered into that certain Outsourcing and Operating Agreement, dated as of March 30, 2000, and amended and restated as of May 24, 2000 (the "OUTSOURCING AGREEMENT"). Capitalized terms in this Amendment which are not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement, or if not defined therein, in the Outsourcing Agreement.

        WHEREAS, in consideration of the services rendered and to be rendered by VHA pursuant to the Outsourcing Agreement and VHA's fulfillment of its duties and obligations thereunder, Parent issued to VHA (i) 46,267,530 shares (such shares, the "SHARES") of Parent common stock, par value $0.001 per share ("COMMON STOCK"), some of which Shares are subject to risk of forfeiture, and
(ii) a warrant to purchase 30,845,020 shares of Common Stock (the "WARRANT").

        WHEREAS, in order to increase the ability of VHA to create incentive programs for its member and patron healthcare organizations to adopt and utilize Parent's internet exchange, Parent and VHA mutually desire to (i) extend the period under which certain of the Shares are subject to forfeiture from four years to five years, (ii) substitute for the Warrant 30,845,020 shares of restricted Common Stock, which shares shall be subject to forfeiture by VHA to Parent, in each case, subject to the terms and conditions set forth in this Amendment, and (iii) amend certain other agreements between the parties set forth in the Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the
representations, warranties, covenants and agreements set forth in this Amendment, in the Agreement and the Outsourcing Agreement, the parties agree as follows:
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                                    ARTICLE I
                    AMENDMENT OF SHARES FORFEITURE PROVISIONS

        1.1 Amendment of Shares Forfeiture Provisions. Section 1.5 of the Agreement is hereby amended to read in its entirety as follows:

                "1.5 Forfeiture of Shares.

                (a) Thirty-three percent of the aggregate number of Shares issued to VHA pursuant to Section 1.2 of the Agreement shall be fully vested, and shall not be subject to any risk of forfeiture, upon their issuance.

                (b) Definitions.

                (i) A "SHARES DETERMINATION DATE" shall be each of April 1, 2001, April 1, 2002, April 1, 2003, April 1, 2004 and April 1, 2005.

                (ii) The "SHARES TARGET NUMBER" of VHA HCOs for the Measuring Date (as defined in Section 1.5(c) of the Agreement) January 31, 2001, is 6 VHA HCOs; for the Measuring Date January 31, 2002, is 31 VHA HCOs; for the Measuring Date January 31, 2003, is 49 VHA HCOs; for the Measuring Date January 31, 2004, is 67 VHA HCOs; and for the Measuring Date January 31, 2005, is 85 VHA HCOs.

                (iii) The "SHARES TARGET PURCHASING VOLUME" for the one year period ending on the Measuring Date January 31, 2001, is $216 million; for the one year period ending on the Measuring Date January 31, 2002, is $966 million; for the one year period ending on the Measuring Date January 31, 2003, is $1.567 billion; for the one year period ending on the Measuring Date January 31, 2004, is $2.21 billion; and for the one year period ending on the Measuring Date January 31, 2005, is $2.83 billion.

                (iv) "SHARES CUMULATIVE SIGNED PURCHASING VOLUME" means, as of any Shares Determination Date, the aggregate dollar volume of purchases during the one year period ending on the Measuring Date immediately preceding such Shares Determination Date by VHA HCOs that Signed-Up (as defined in Section 2.3(d) of this Amendment) with Parent on or prior to such Shares Determination Date (calculated, for each such VHA HCO, by multiplying (A) the amount of Novation LLC contract purchases (as reported in the SRIS system maintained for Novation LLC's benefit) by such VHA HCO during such one year period by (B) 2.4); provided, that if any VHA HCO terminated its Contract on or prior to the Shares Determination Date in question, its purchasing volume for the one year period ending on the Measuring Date in question shall not be included in the determination of the Shares Cumulative Signed Purchasing Volume being calculated.

                (v) "CONTRACT" shall mean a written agreement, arrangement or understanding between a VHA HCO and Parent providing for Parent to be the Preferred Provider (as defined in Section 2.3 of this Amendment) of an Internet-based system for the acquisition of Novation LLC contracted products by such VHA HCO.



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                (c) Forfeiture. Sixty-seven percent of the aggregate number of
        Shares issued to VHA pursuant to Section 1.2 of the Agreement shall be subject to forfeiture by VHA to Parent pursuant to the terms of this
        Section 1.5(c). VHA shall forfeit and return to Parent, without the payment of any consideration by Parent to VHA or the taking of any action by Parent, 3.35% of the aggregate number of Shares issued to VHA pursuant to Section 1.2 of the Agreement on the first Shares Determination Date, 13.4% of the aggregate number of Shares issued to VHA pursuant to Section 1.2 of the Agreement on the second Shares Determination Date, and 16.75% of the aggregate number of Shares issued to VHA pursuant to Section 1.2 of the Agreement on each of the third, fourth and fifth Shares Determination Dates, if both (i) on the January 31 immediately prior to such Shares Determination Date (a "MEASURING DATE"), the number of Healthcare Organizations (as defined in Section 2.3(b) of this Amendment) that are members or patrons of VHA ("VHA HCOS"), that Signed-Up with Parent on or prior to such Measuring Date and did not terminate their Contract on or prior to such Measuring Date is less than the Shares Target Number of VHA HCOs for such Measuring Date, and (ii) the Shares Cumulative Signed Purchasing Volume as of such Determination Date is less than the Shares Target Purchasing Volume for the one year period ending on the Measuring Date which is immediately prior to such Shares Determination Date.

                (d) VHA shall require any proposed transferee of Shares that are subject to forfeiture under Section 1.5(c) of the Agreement to agree that such transferred Shares will remain subject to forfeiture to the extent provided in such Section.

                (e) In the event that a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent occurs in which all shares of Common Stock are converted into cash, or a cash tender offer for any or all shares of Common Stock is consummated, the provisions of Section 1.5 of the Agreement regarding forfeiture of Shares shall terminate. In the event that a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent occurs in which any shares of Common Stock are reclassified, or converted into securities of a person other than Parent, or an exchange offer for any or all shares of Common Stock into securities of a person other than Parent is consummated, the provisions of Section 1.5 of the Agreement regarding forfeiture of Shares shall terminate, unless VHA elects to waive the provisions of this Section 1.5(e) of the Agreement no later than 30 days before the consummation of such transaction."

        1.2 Anti-Dilution Adjustments. The number of shares of Common Stock represented by the Shares, Restricted Shares (as defined in Section 2.1 of this Amendment) or Vested Shares shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, spin-off, recapitalization, reclassification or other like change with respect to Common Stock occurring on or after the date hereof. The number of Restricted Shares which shall become Vested Shares (as defined in Section 2.2 of this Amendment) in accordance with the provisions of Article II shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, spin-off,



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recapitalization, reclassification or other like change with respect to Common
Stock occurring on or after the date hereof and prior to the vesting or forfeiture of all Restricted Shares.



                                   ARTICLE II
                  SUBSTITUTION OF RESTRICTED SHARES FOR WARRANT

        2.1 Authorization; Closing. As of the consummation of transactions substituting the Restricted Shares for the Warrant (the "SUBSTITUTION CLOSING"), Parent will have authorized the issuance of 23,133,764 shares of restricted Common Stock (the "TRANCHE A SHARES") and 7,711,256 shares of restricted Common Stock (the "TRANCHE B SHARES", and collectively with the Tranche A Shares, the "RESTRICTED SHARES"). The Substitution Closing will take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at a time and date to be specified by the parties.

        2.2 Cancellation and Substitution of Warrant and Issuance of Restricted Shares.

        (a) At the Substitution Closing, VHA shall return to Parent for cancellation, and Parent shall cancel, the Warrant. On and after the Substitution Closing, the Warrant shall, in all respects, be cancelled, terminated, and of no further force or effect.

        (b) At the Substitution Closing, Parent shall issue to VHA, 23,133,764 Tranche A Shares and 7,711,256 Tranche B Shares. VHA's right to fully enjoy beneficial ownership of the Restricted Shares shall be subject to a substantial risk of forfeiture by VHA to Parent pursuant to the terms and to the extent set forth in this Article II (the "FORFEITURE RISK"). Restricted Shares that become vested pursuant to this Article II and are no longer subject to the Forfeiture Risk are referred to as "VESTED SHARES."

        2.3 Definitions.

                (a) "CUMULATIVE SIGNED PURCHASING VOLUME" means, as of any Determination Date (as defined in Section 2.4(a), (b), (c) and (d) of this Amendment), the sum of (x) the cumulative dollar volume of purchases by Healthcare Organizations that are members or patrons of VHA (calculated, for each such Healthcare Organization, by multiplying (A) the amount of Novation LLC contract purchases (as reported in the SRIS system maintained for Novation LLC's benefit) by such Healthcare Organization during the most recent complete calendar year ending prior to the first Determination Date on or prior to which such Healthcare Organization Signed-Up with Neoforma by (B) 2.4 (the "BASE AMOUNT")) and that Signed-Up with Neoforma on or prior to such Determination Date, plus (y) 80.4% of the cumulative dollar volume of purchases by Healthcare Organizations that are members or patrons of Healthcare Purchasing Partners International, LLC (using, for each such Healthcare Organization, its Base Amount) and that Signed-Up with Neoforma on or prior to such Determination Date, provided that (i) for purposes of computing the first Base Amount for each Healthcare Organization, such Base Amount will be increased by 3.625% and (ii) in addition to the increase in the Base Amount for any Healthcare Organization pursuant to the preceding clause (i), the Base Amount for each Healthcare Organization shall also be increased annually by 7.25% when computing Cumulative



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Signed Purchasing Volume for Determination Dates which are subsequent to the first Determination Date on or prior to which a particular Healthcare Organization Signed-Up with Neoforma. For purposes of clarity, the parties agree that once a Healthcare Organization is deemed to have "Signed-Up" with Neoforma, its Cumulative Signed Purchasing Volume, as computed and increased under the formula set forth in this definition, shall be included in the computation of Cumulative Signed Purchasing Volume for all Determination Dates arising on or after the date such Healthcare Organization Signed-Up with Neoforma, whether or not such Healthcare Organization continues to do business with Neoforma.

                (b) "HEALTHCARE ORGANIZATION" shall mean any facility providing health care services.

                (c) "PREFERRED PROVIDER" means the Healthcare Organization agrees to use the Neoforma internet-based system for at least 50% of its internet-based purchases of Novation contracted products.

                (d) "SIGNED-UP" means, with respect to any Healthcare Organization, that such Healthcare Organization and Neoforma have entered into a written agreement, arrangement or understanding for Neoforma to be the Preferred Provider of an Internet-based system for the acquisition of Novation contracted products by such Healthcare Organization.

        2.4 Vesting of Tranche A Shares.

                (a) 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2001 (the "FIRST DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the First Determination Date is at least $2,328 million (the "FIRST TRANCHE A TARGET AMOUNT").

                (b) 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2002 (the "SECOND DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Second Determination Date is at least $6,233 million (the "SECOND TRANCHE A TARGET AMOUNT").

                (c) 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2003 (the "THIRD DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Third Determination Date is at least $9,629 million (the "THIRD TRANCHE A TARGET AMOUNT").

                (d) 5,783,441 Tranche A Shares shall become Vested Shares on June 30, 2004 (the "FOURTH DETERMINATION DATE") if Cumulative Signed Purchasing Volume as of the Fourth Determination Date is at least $13,253 million (the "FOURTH TRANCHE A TARGET AMOUNT").

                (e) In the event the Tranche A Target Amount of Cumulative Signed Purchasing Volume specified in any of Section 2.4 paragraphs (a), (b),
(c) or (d) of this Amendment is not achieved as of the particular Determination Date specified in such paragraph (such shortfall below a particular Tranche A Target Amount being referred to as a "TRANCHE A SHORTFALL AMOUNT"), then the number of Tranche A Shares which shall become Vested Shares at a particular Determination Date pursuant to Section 2.4 paragraphs (a), (b), (c) or (d) of this Amendment shall equal the product of 5,783,441 and a fraction, the numerator of which is the



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Cumulative Signed Purchasing Volume as of the Determination Date in question and the denominator of which is the Tranche A Target Amount for the Determination Date in question. By way of example, using the formula in the preceding sentence, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $2,000 million, 4,968,592 Tranche A Shares shall become Vested Shares:

                5,783,441 x 2,000 = 4,968,592 Vested Shares
                            -----
                            2,328

                If there is a Tranche A Shortfall Amount relating to a particular Determination Date, then the number of Tranche A Shares which will not vest due to such shortfall shall equal 5,783,441 minus the number of Tranche A Shares which became Vested Shares on such Determination Date (the "TRANCHE A SHORTFALL SHARES"). Using the facts set forth in the preceding example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $2,000 million, and 4,968,592 Tranche A Shares become Vested Shares, then 814,849 Tranche A Shares shall be deemed Tranche A Shortfall Shares as of the First Determination Date:

                5,783,441 - 4,968,592 = 814,849 Tranche A Shortfall Shares

                A Determination Date as of which there is a Tranche A Shortfall Amount is referred to as a "TRANCHE A SHORTFALL DETERMINATION DATE". A Determination Date which occurs immediately after a Tranche A Shortfall Determination Date is referred to as a "TRANCHE A CATCH UP DETERMINATION DATE". If as of a Tranche A Catch Up Determination Date, the applicable Tranche A Target Amount for such Tranche A Catch Up Determination Date is met or exceeded, then the Tranche A Shortfall Shares which did not vest on such Tranche A Shortfall Determination Date shall immediately become Vested Shares on the Tranche A Catch Up Determination Date, it being agreed that if the Tranche A Target Amount relating to such Tranche A Catch Up Determination Date is not met, such Tranche A Shortfall Shares shall never become vested. By way of example, if the Tranche A Shortfall Amount on the First Determination Date is $328 million resulting in 814,849 Tranche A Shortfall Shares, and as of the Second Determination Date (which, in this example, is the Tranche A Catch Up Determination Date with respect to the First Determination Date) the Second Tranche A Target Amount of Cumulative Signed Purchasing Volume of $6,233 million is met, then the 814,849 Tranche A Shortfall Shares relating to the First Determination Date which had become a Tranche A Shortfall Determination Date will become Vested Shares on the Second Determination Date, provided however, that if as of the Second Determination Date Cumulative Signed Purchasing Volume is less than $6,233 million, the 814,849 Tranche A Shortfall Shares relating to the First Determination Date shall never become vested, even if as of the Third Determination Date or the Fourth Determination Date the relevant Tranche A Target Amount for such Determination Date is met or exceeded.

        2.5 Forfeiture of Tranche A Shares. On and following any date on which any Tranche A Shares cannot become Vested Shares pursuant to the provisions of
Section 2.4 of this Amendment, all such Tranche A Shares that cannot become Vested Shares shall, without the payment of any consideration by Parent or any further action by VHA or Parent, be forfeited by VHA to Parent. Upon any such forfeiture of Tranche A Shares, VHA shall promptly but in no



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event later than three business days after such forfeiture return the shares so forfeited to Parent for cancellation.

        2.6 Vesting of Tranche B Shares.

                (a) 1,927,814 Tranche B Shares shall become Vested Shares on the First Determination Date if Cumulative Signed Purchasing Volume as of the First Determination Date is at least $3,104 million (the "FIRST TRANCHE B TARGET AMOUNT").

                (b) 1,927,814 Tranche B Shares shall become Vested Shares on the Second Determination Date if Cumulative Signed Purchasing Volume as of the Second Determination Date is at least $8,311 million (the "SECOND TRANCHE B TARGET AMOUNT").

                (c) 1,927,814 Tranche B Shares shall become Vested Shares on the Third Determination Date if Cumulative Signed Purchasing Volume as of the Third Determination Date is at least $12,838 million (the "THIRD TRANCHE B TARGET AMOUNT").

                (d) 1,927,814 Tranche B Shares shall become Vested Shares on the Fourth Determination Date if Cumulative Signed Purchasing Volume as of the Fourth Determination Date is at least $17,671 million (the "FOURTH TRANCHE B TARGET AMOUNT").

                (e) In the event the Tranche B Target Amount of Cumulative Signed Purchasing Volume specified in any of Section 2.6 paragraphs (a), (b),
(c) or (d) of this Amendment is not achieved as of the particular Determination Date specified in such paragraph (such shortfall below a particular Tranche B Target Amount being referred to as a "TRANCHE B SHORTFALL AMOUNT"), then the number of Tranche B Shares which shall become Vested Shares at a particular Determination Date pursuant to Section 2.6 paragraphs (a), (b), (c) or (d) of this Amendment shall equal the product of 1,927,814 and a fraction, the numerator of which is the Cumulative Signed Purchasing Volume as of the Determination Date in question minus the Tranche A Target Amount for the Determination Date in question and the denominator of which is the Tranche B Target Amount for the Determination Date in question minus the Tranche A Target Amount for the Determination Date in question. It is agreed that no Tranche B Shares will become Vested Shares on a particular Determination Date if the Tranche A Target Amount relating to such Determination Date is not exceeded. By way of example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $3,000 million, 1,669,447 Tranche B Shares shall become Vested Shares:

                1,927,814 x 3,000 - 2,328 = 1,669,447 Vested Shares
                            -------------
                            3,104 - 2,328

                If there is a Tranche B Shortfall Amount relating to a particular Determination Date, then the number of Tranche B Shares which will not vest due to such shortfall shall equal 1,927,814 minus the number of Tranche B Shares which became Vested Shares on such Determination Date (the "TRANCHE B SHORTFALL SHARES"). If no Tranche B Shares became Vested Shares on a Determination Date, then there will be 1,927,814 Tranche B Shortfall Shares with respect to the Determination Date in question. Using the facts set forth in the preceding example, if as of June 30, 2001, Cumulative Signed Purchasing Volume is $3,000 million, and



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1,669,447 Tranche B Shares become Vested Shares, then 258,367 Tranche B Shares shall be deemed Tranche B Shortfall Shares as of the First Determination Date:

                1,927,814 - 1,669,447 = 258,367 Tranche B Shortfall Shares

                A Determination Date as of which there is a Tranche B Shortfall Amount is referred to as a "TRANCHE B SHORTFALL DETERMINATION DATE". A Determination Date which occurs immediately after a Tranche B Shortfall Determination Date is referred to as a "TRANCHE B CATCH UP DETERMINATION DATE". If as of a Tranche B Catch Up Determination Date, the applicable Tranche B Target Amount for such Tranche B Catch Up Determination Date is met or exceeded, then the Tranche B Shortfall Shares which did not vest on such Tranche B Shortfall Determination Date shall immediately become Vested Shares on the Tranche B Catch Up Determination Date, it being agreed that if the Tranche B Target Amount relating to such Tranche B Catch Up Determination Date is not met, such Tranche B Shortfall Shares shall never become vested. By way of example, if the Tranche B Shortfall Amount on the First Determination Date is $104 million resulting in 258,367 Tranche B Shortfall Shares, and as of the Second Determination Date (which, in this example, is the Tranche B Catch Up Determination Date with respect to the First Determination Date) the Second Tranche B Target Amount of Cumulative Signed Purchasing Volume of $8,311 million is met, then the 258,367 Tranche B Shortfall Shares relating to the First Determination Date which had become a Shortfall Determination Date will become Vested Shares on the Second Determination Date, provided however, that if as of the Second Determination Date Cumulative Signed Purchasing Volume is less than $8,311 million, the 258,367 Tranche B Shortfall Shares relating to the First Determination Date shall never become vested, even if as of the Third Determination Date or the Fourth Determination Date the relevant Tranche B Target Amount for such Determination Date is met or exceeded.

        2.7 Forfeiture of Tranche B Shares. On and following any date on which any Tranche B Shares cannot become Vested Shares pursuant to the provisions of
Section 2.6 of this Amendment, all such Tranche B Shares that cannot become Vested Shares shall, without the payment of any consideration by Parent or any further action by VHA or Parent, be forfeited by VHA to Parent. Upon any such forfeiture of Tranche B Shares, VHA shall promptly but in no event later than three business days after such forfeiture return the shares so forfeited to Parent for cancellation.

        2.8 Continuation of Vesting Provisions. In the event of a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent pursuant to which shares of Common Stock are converted into a different number or kind of security or other property (other than cash), all Restricted Shares that are not Vested Shares shall remain subject to the vesting provisions and the Forfeiture Right described in this
Article II, after equitably and proportionately adjusting the provisions of this
Article II to the number and kind of securities or other property into which the Restricted Shares have been converted pursuant to such corporate transaction. In the event of a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent pursuant to which all shares of Common Stock are converted into cash, or a cash tender offer for all shares of Common Stock is consummated as to all shares of Common Stock, all Restricted Shares shall become Vested Shares.



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                                   ARTICLE III
                           REPRESENTATIONS, WARRANTIES
                        AND CERTAIN AGREEMENTS OF PARENT

        Parent hereby represents and warrants to VHA, subject to the exceptions specifically disclosed in writing in the disclosure letter delivered by Parent dated as of the date hereof and certified by a duly authorized officer of Parent (the "PARENT DISCLOSURE LETTER") (which Parent Disclosure Letter shall be deemed to be representations and warranties to VHA by Parent under this Section 3), as follows:

        3.1 Organization of Parent.

                (a) Parent and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority, and all requisite qualifications to do business as a foreign corporation, to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

                (b) The Restricted Shares, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable.

                (c) Based in part on the representations made by VHA in Article IV hereof, the issuance of the Restricted Shares solely to VHA in accordance with this Agreement (assuming no change in currently applicable law) is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT").

        3.2 Due Authorization.

                (a) Parent has all requisite corporate power and authority to enter into this Amendment and to consummate the transactions contemplated hereby. The execution and delivery of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Amendment has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery thereof by VHA, constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

                (b) The execution and delivery of this Amendment by Parent does not, and the performance of this Amendment by Parent will not, (i) conflict with or violate the Parent Charter Documents, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or by which any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of; or result in the creation of an Encumbrance on any of the properties or assets of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit,



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franchise or other instrument or obligation to which Parent is a party or by which Parent or any of its properties are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a Material Adverse Effect on Parent or a material adverse effect on Parent's ability to perform its obligations hereunder. There are no consents, waivers or approvals under any of Parent's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would have a Material Adverse Effect on Parent or a material adverse effect on Parent's ability to perform its obligations hereunder.

                (c) No consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other governmental entity or instrumentality, foreign or domestic ("GOVERNMENTAL ENTITY") is required to be obtained or made by Parent in connection with the execution, delivery and performance of this Amendment or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on Parent or have a material adverse effect on the ability of the parties hereto to consummate or perform the transactions contemplated hereby.

        3.3 Nasdaq Listing. Parent agrees to authorize for listing on the Nasdaq Stock Market the Restricted Shares issuable in connection with this Amendment, effective upon official notice of issuance.

        3.4 Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any Governmental Entity or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Amendment.

        3.5 Brokers' and Finders' Fees. Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Amendment.

        3.6 Anti-Takeover Protections. The Board of Directors of Parent has taken all actions so that the restrictions contained in Section 203 of the General Corporation Law of the State of Delaware applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Amendment. To Parent's knowledge, no other anti-takeover, control share acquisition, fair price, moratorium or other similar statute or regulation applies or purports to apply to this Amendment or the transactions contemplated hereby.

                                   ARTICLE IV
                           REPRESENTATIONS, WARRANTIES
                          AND CERTAIN AGREEMENTS OF VHA

        VHA hereby represents and warrants to Parent, subject to the exceptions specifically disclosed in writing in the disclosure letter delivered by VHA dated as of the date hereof and certified by a duly authorized officer of VHA (the "VHA DISCLOSURE LETTER") (which VHA Disclosure Letter shall be deemed to be representations and warranties to Parent by VHA under this Article IV), as follows:

        4.1 Organization, Good Standing and Qualification. VHA represents that it is an entity duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority, and all requisite qualifications to do business as a foreign entity, to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not have a Material Adverse Effect on VHA.

        4.2 Authorization.

                (a) VHA has all requisite power and authority to enter into this Amendment and to consummate the transactions contemplated hereby. The execution and delivery of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of VHA. This Amendment has been duly executed and delivered by VHA and constitutes the valid and binding obligations of VHA, enforceable against VHA in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

                (b) The execution and delivery of this Amendment by VHA does not, and the performance of this Amendment by VHA will not, (i) conflict with or violate the certificate of incorporation, bylaws, operating agreement or other organizational documents of VHA, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to VHA or by which any of its properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair VHA's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of VHA pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which VHA is a party or by which VHA or any of its properties are bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a Material Adverse Effect on VHA or a material adverse effect on VHA's ability to perform its obligations hereunder. There are no consents, waivers or approvals under any of VHA's or any of its subsidiaries' agreements, contracts, licenses or leases which are required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would have a Material Adverse Effect on VHA or a material adverse effect on VHA's ability to perform its obligations hereunder.

                (c) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by VHA in connection with the execution and delivery of this Amendment or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on VHA or have a material adverse effect on the ability of the parties hereto to consummate or perform the transactions contemplated hereby.

        4.3 Acquisition for Own Account. Except as previously disclosed to Parent, the Restricted Shares to be delivered to VHA hereunder will be acquired for VHA's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and VHA represents that it has no present intention or agreement to sell, grant any participation in, or otherwise distribute any of the Restricted Shares to be acquired by VHA hereunder in any public resale or distribution within the meaning of the 1933 Act. VHA also represents that it has not been formed for the specific purpose of acquiring the Restricted Shares.

        4.4 Disclosure of Information. VHA believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed ownership decision with respect to the Restricted Shares to be issued to VHA under this Agreement. VHA further has had an opportunity to ask questions and receive answers from Parent regarding the terms and conditions of the offering of the Restricted Shares and to obtain additional information (to the extent Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to VHA or to which VHA had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by Parent in Article III.

        4.5 Experience. VHA understands that ownership of the Restricted Shares involves substantial risk. VHA: (i) has experience as owner of securities of companies in the development stage and acknowledges that VHA is able to fend for itself, can bear the economic risk of VHA's ownership of the Restricted Shares and has such knowledge and experience in financial or business matters that VHA is capable of evaluating the merits and risks of ownership of the Restricted Shares and protecting its own interests in connection with this ownership and/or
(ii) has a preexisting personal or business relationship with Parent and certain of its officers, directors or controlling persons of a nature and duration that enables VHA to be aware of the character, business acumen and financial circumstances of such persons.

        4.6 Accredited Investor Status. VHA is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

        4.7 Restricted Securities. VHA understands that the Restricted Shares will be characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, VHA represents that VHA is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

        4.8 No Solicitation. At no time was VHA presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the issuance or delivery of the Restricted Shares.

        4.9 Further Limitations on Disposition. Without in any way limiting the representations set forth above, VHA agrees not to make any disposition of all or any portion of the Shares or the Vested Shares or of any interest therein to any person or entity unless:

                (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition of Shares or the Vested Shares and such disposition is made in accordance with such registration statement; or

                (b) VHA shall have notified Parent of the proposed disposition of the Shares or the Vested Shares and shall have furnished Parent with a statement of the circumstances surrounding such proposed disposition, and, at the expense of VHA or its transferee, with an opinion of counsel, reasonably satisfactory to Parent, that such disposition will not require registration of such securities under the 1933 Act.

        VHA acknowledges and agrees that Restricted Shares that are not Vested Shares may not be sold, pledged, Encumbered, transferred, assigned or otherwise disposed of in any manner.

        4.10 Transfer of Restricted Shares. VHA agrees that it will not, directly or indirectly, in a single transaction or series of related transactions, without the prior written consent of Parent, sell, pledge, Encumber, transfer, assign or otherwise dispose (each, a "TRANSFER") of legal or beneficial ownership of any Restricted Shares to any person prior to such time as they become Vested Shares pursuant to this Agreement. Any purported Transfer in violation of the foregoing restriction shall be void and Parent may, and may instruct the transfer agent of the Common Stock to, refuse to record, whether on the stock records of Parent or otherwise, any purported transfer of unvested Restricted Shares or recognize any purported transferee of unvested Restricted Shares and Parent may issue stop transfer orders with respect to any such Transfer of unvested Restricted Shares.

        4.11 Legends. VHA understands and agrees that the certificates evidencing the Shares and the Restricted Shares will bear legends substantially similar to those set forth in paragraphs (a) and (b) below, and that the certificates evidencing the Restricted Shares will bear a legend substantially similar to those set forth in paragraph (c) below, in addition to any other legend that may be required by applicable law, by Parent's Certificate of Incorporation or Bylaws, or by any agreement between Parent and VHA:


                (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE

        APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OTHERWISE PERMITTED UNDER CONTRACTUAL RESTRICTIONS ON RESALE APPLICABLE TO THESE SECURITIES IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                (b) THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND ON VOTING AND THE HOLDERS HEREOF MAY BE BOUND BY CERTAIN RESTRICTIONS ON ACQUISITION OF THE ISSUER'S CAPITAL STOCK PURSUANT TO AN AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT BETWEEN THE ORIGINAL HOLDER OF THESE SECURITIES AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

                (c) PURSUANT TO THE TERMS OF AN AMENDED AND RESTATED COMMON STOCK AND WARRANT AGREEMENT BETWEEN THE ORIGINAL HOLDER OF THESE SECURITIES AND THE ISSUER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER, THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED. THE ISSUER WILL NOT RECOGNIZE ON ITS STOCK TRANSFER RECORDS ANY PURPORTED TRANSFEREE OF THE SECURITIES REPRESENTED HEREBY.

The legend set forth in (a) above shall be removed by Parent from any certificate evidencing Shares or Vested Shares upon delivery to Parent of an opinion by counsel, reasonably satisfactory to Parent, to the effect that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or to the effect that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Parent issued the Shares or the Vested Shares when they were Restricted Shares. The legend set forth in (b) above shall be removed by Parent from any certificate evidencing Shares or Vested Shares upon delivery to Parent of an opinion by counsel, reasonably satisfactory to Parent, to the effect that the resale, voting and standstill restrictions contained in this Agreement, as amended hereby, are no longer applicable to the holder of the securities represented thereby. The legend set forth in (c) above shall be removed by Parent from any certificate evidencing Restricted Shares which have become Vested Shares.

        4.12 Dividends for Restricted Shares. In the event that Parent declares a dividend or other distribution to holders of its Common Stock, any such dividend paid or distribution made in respect of Restricted Shares that have not become Vested Shares shall be paid or made to an escrow holder selected by Parent and reasonably satisfactory to VHA and held by such person to be delivered either to VHA upon the vesting and delivery of the Restricted Shares in respect of which such dividend or distribution was made or to Parent upon the forfeiture of the Restricted Shares in respect of which such dividend or distribution was made.

                                    ARTICLE V
                              ADDITIONAL AMENDMENTS


        5.1 Amendment of Voting Provisions. Section 6.1 of the Agreement is hereby amended to read in its entirety as follows:

                "6.1 Voting of Common Stock. VHA agrees that from and after the date of the Closing through the fifth anniversary of the Closing (the "FIFTH ANNIVERSARY"), and for as long after the Fifth Anniversary as the outstanding shares of Common Stock (including Restricted Shares and Vested Shares) beneficially owned by VHA together with all "affiliates" (which for purposes of this Agreement (other than Section 4.12) shall have the meaning given such term in Rule 144(a)(1) promulgated under the 1933 Act) of VHA exceeds 35% of the then outstanding Common Stock of Parent (the entire such period, the "RESTRICTED PERIOD"), to the extent that the outstanding shares of Common Stock (including outstanding Shares, Restricted Shares and Vested Shares) beneficially owned by VHA together with all affiliates of VHA exceeds 19.9% of the then outstanding Common Stock of Parent (the shares (including outstanding Shares, Restricted Shares and Vested Shares) in excess of such 19.9% threshold, "EXCESS SHARES"), VHA shall, and shall cause its affiliates to, vote all Excess Shares it holds or is entitled to vote in proportion to the votes cast by all other stockholders of Parent in connection with each matter submitted to Parent's stockholders for approval, except that in the cases of (i) a proposed Change of Control, (ii) the election of VHA's designated nominees to the Board of Directors of Parent, or (iii) an amendment of the Certificate of Incorporation of Parent that would materially and adversely affect VHA as a Parent stockholder in a manner different from the effect such amendment would have on other Parent stockholders generally, VHA may vote without restriction a number of shares of Common Stock (including Shares, Restricted Shares and Vested Shares) it beneficially owns equal to the product of (A) a fraction, the numerator of which is equal to (w) the number of shares of Common Stock (including Shares, Restricted Shares and Vested Shares) VHA beneficially owns on the record date used to determine stockholders eligible to vote on such matter minus (x) the number of Restricted Shares that are not Vested Shares on such date, and the denominator of which is (y) the total number of shares of Common Stock outstanding on such date minus
        (z) the number of Restricted Shares that are not Vested Shares on such date, multiplied by (B) the total number of shares of Common Stock outstanding on such date, and any shares of Common Stock beneficially owned by VHA in excess of such number shall be voted as Excess Shares. On all matters submitted to Parent stockholders for approval other than those identified in items (i), (ii) and (iii) of the preceding sentence, VHA shall, and shall cause its affiliates to, vote all Excess Shares in proportion to the votes cast by all other stockholders of Parent in connection with each matter submitted to Parent stockholders' for approval, including, without limitation, on any matters regarding equity-based or other compensation plans of Parent, the issuance of capital stock of Parent, amendments to the Certificate of Incorporation of Parent other than as set forth in clause (iii) above, elections of directors other than VHA's designated nominees to the Board of Directors, or transactions involving interested or related parties. Notwithstanding any voting restrictions set forth herein, the Board of Directors of Parent may waive any voting restriction set forth herein with respect to any particular matter.

        For purposes of this Agreement, "CHANGE OF CONTROL" means the consummation of any transaction or series of related transactions, including an acquisition of Parent by another entity and any reorganization, merger, consolidation or share exchange, that results in the beneficial owners of Parent's capital stock immediately prior to the transaction or transactions holding less than 50% of the voting power of Parent immediately after the transaction or transactions, or a transaction or series of related transactions which result in the sale, exchange, transfer, acquisition or disposition of more than 50% of the assets of Parent.

        5.2 Other Amendments.

                (a) Section 6.2 of the Agreement shall be amended by deleting the phrase "except pursuant to the Warrant."

                (b) Section 6.4 of the Agreement shall be amended by deleting the phrase, in two locations, "on a fully converted basis (taking into account for VHA, all shares of Common Stock issuable upon exercise of the Warrant)."

                (c) Section 10.9 of the Agreement is hereby amended to read in its entirety as follows:

                "10.9 Entire Agreement. The Agreement, as amended by this Amendment, together with all exhibits and schedules thereto and hereto, and the Outsourcing Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter thereof and hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof."


                                   ARTICLE VI
                               GENERAL PROVISIONS

        6.1 Reaffirmation. The Agreement, as amended hereby, is in all respects ratified, reaffirmed and remade, and is in full force and effect.

        6.2 Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

        6.3 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                                   * * * * *

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized respective officers as of the date first written above.



                                       NEOFORMA.COM, INC.



                                       By:  /s/ FREDERICK RUEGSEGGER
                                           -------------------------------------
                                       Name: Frederick Ruegsegger
                                       Title: Chief Financial Officer

                                       VHA INC.



                                       By:  /s/ CURT NONOMAQUE
                                           -------------------------------------
                                       Name: Curt Nonomaque
                                       Title: Chief Financial Officer








      [SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED COMMON STOCK AND
                               WARRANT AGREEMENT]